                                                                                                       EXHIBIT 10.1

                               NAVISTAR 1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                          (As Amended December 11, 2001)

I.       Administration

         The Navistar 1998  Non-Employee  Director Stock Option Plan (the "Plan") will be administered by the Board of Directors ("Board") of Navistar International Corporation ("Corporation").

         The  granting of an option  pursuant to the Plan will take place the  business  day  following  the day on which the Board  approves the grant of such option at its regularly  scheduled  December  meeting,  provided  that, such  grant  will  expire if a  written  option  agreement  is not  signed by the  optionee  and  delivered  to the
Corporation within thirty (30) days of the date of the grant.

         Subject to the express  provisions of the Plan,  the Board will have  complete  authority to interpret the
Plan, to prescribe,  amend and rescind rules and regulations  relating to it, to determine the terms and provisions of the respective option agreements  (which need not be identical) and to make all other  determinations  necessary or advisable for the  administration  of the Plan. The Board's  determinations  on the matters  referred to in this paragraph 1 will be conclusive.

2.       Stock Subject to the Plan

         Such  shares may be in whole or in part,  as the Board will from time to time  determine,  authorized  and unissued  shares of  Common  Stock or  issued  shares of Common  Stock  which  shall  have been  reacquired  by the
Corporation.  If any option  granted  under the Plan shall expire or terminate for any reason  without  having been exercised or earned in full, the shares subject thereto will again be available for the purposes of the Plan.

3.       Effectiveness of the Plan

         The Plan will become effective upon the effective date of its adoption by the Board.

4.       Eligibility

         Options may be granted only to  non-employee  directors of the Board.  No  individual  who is, at the time of the grant, an employee of the  Corporation or of any subsidiary of the  Corporation  will be eligible to receive an option under the Plan.

5.       Number of Shares to Be Granted

         At  each  regularly  scheduled  December  meeting  of the  Board,  an  option  will  be  granted  to  each non-employee director for four thousand (4,000) shares of Common Stock.

6.       Option Prices

         The  purchase  price of the Common  Stock under each  option will be 100% of the fair market  value of the
Common  Stock on the  business  day  following  the day of grant by the  Board.  Such  fair  market  value  will be
determined   by  the   average  of  the  high  and  low  prices  of  the  Common   Stock  in  the  New  York  Stock
Exchange--Composite  Transactions  listing  published  in  the  Midwest  Edition  of The  Wall  Street  Journal  or
equivalent financial publication.

7.       Exercise Options

         An option  granted under the Plan will become  exercisable in whole or in part after the  commencement  of the second  year of the term of the option.  The Board is  authorized  to  establish  the manner and the  effective date of the exercise of an option.  Each option will become  immediately  exercisable in the event of death,  total and  permanent  disability,  retirement  in  accordance  with the  Board's  policy or a "change in  control" of the
Corporation.  A "change in  control"  shall be deemed to have  occurred,  if (A) any  "person"  or "group" (as such terms are used in Section  13(d) and 14(d) of the  Securities  Exchange Act of 1934 other than  employee or retiree benefit plans or trusts  sponsored or  established  by the  Corporation  or Navistar  International  Transportation
Corp.  ("NITC") is or becomes the  "beneficial  owner" (as defined Rule 13d-3 under the Securities  Exchange Act of
1934),  directly or  indirectly,  of securities of the  Corporation  representing  25% or more the combined  voting power of the  Corporation's  then  outstanding  securities,  (B) as the result of, or in connection  with, any cash
tender  offer,  exchange  offer,  merger  or  other  business  combination,   sale  of  assets,  proxy  or  consent
solicitation,  contested election or substantial stock accumulation (a "Control  Transaction"),  the members of the
Board of Directors of the Corporation  immediately prior to the first public announcement  relating to such Control
Transaction  shall  immediately  thereafter,  or within two years,  cease to  constitute a majority of the Board of
Directors of the Corporation or (C)  any  dissolution  or  liquidation  of  the  Corporation  or NITC or an

                                                         E-4

                                                                                             EXHIBIT 10.1 continued

agreement  for the  sale  or  disposition  of all or  substantially  all  (more  than  50%)  of the  assets  of the
Corporation  or of NITC  occurs.  Notwithstanding  the  foregoing,  the  sale or  disposition  of any or all of the assets or stock of Navistar  Financial  Corporation shall not be deemed a Change in Control.  The purchase price is to be paid in full to the  Corporation  upon the  exercise  of the option  either (i) by cash  including a personal check  payable to the order of the  Corporation  or (ii) by  delivering  at fair market value Common Stock  already owned by the optionee or any  combination  of cash and Common  Stock.  The fair market value of the Common Stock so delivered  will be the  average  of the high and low  prices of the Common  Stock on the day prior to  delivery  as published in the New York Stock  Exchange--Composite  Transactions listed in the Midwest Edition of the Wall Street
Journal or equivalent  financial  publication.  An option granted under the Plan will be exercisable  for a term of ten (10) years from the date of the grant,  and will be subject to earlier  termination  as  hereinafter  provided.
Except as  provided  in  paragraphs  10 and 11 hereof,  no option may be  exercised  at any time  unless the holder thereof  is then a  director  of the  Corporation.  The  holder  of an option  will  have  none of the  rights of a stockholder  with  respect to the shares  subject to option  until such shares are issued upon the  exercise of the option.  Shares which  otherwise  would be delivered to the holder of an option may be  delivered,  at the election of the  holder,  to the  Corporation  in  payment of any  Federal,  state  and/or  local  withholding  taxes due in connection with an exercise.

8.       Non-Transferability of Options

         No option  granted  under the Plan will be  transferable  other  than by will or the laws of  descent  and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by the holder.

9.       Agreement to Serve

         Each  individual  receiving an option will, as one of the terms of the option  agreement,  agree to remain as a  director  of the  Corporation  for a period  of at least one (1) year from the date of  granting  the  option except as provided in the  immediately  following  sentence.  In the event of  retirement  in  accordance  with the
Board's  policy  prior to the end of the one year  service  period,  each holder  will,  as one of the terms of the option  agreement,  agree to serve as a consultant to the Board for any remaining  portion of such one year service period.  Such  service  will  (subject  to the  provisions  of  paragraph  10  hereof)  be at the  pleasure  of the
Corporation and at such compensation as the Corporation will reasonably determine from time to time.

10.      Termination of Service

         In the event of the  termination  of the  service of the holder of any  option,  other than by reason of a retirement,  permanent  and total  disability  or death as set forth in  paragraph  11, the holder may  (unless the option shall have been previously  terminated  pursuant to the provisions of paragraph 9 above or unless  otherwise provided in the option  agreement)  exercise the option at any time within three (3) months after such termination, but not after the date identified in the option  agreement as the date the options  expire.  Nothing in the Plan or in any option  granted  pursuant to the Plan will confer on any  individual any right to continue in the service of the Corporation or interfere in any way with the right of the Board to terminate service at any time.

11.      Retirement, Total and Permanent Disability or Death of Holder of Option

         In the event of  retirement in  accordance  with the Board's  policy the holder may exercise the option at any time  during  the term of the  option,  and in the event of total  and  permanent  disability  the  holder  may exercise the option at any time within three (3) years after such  disability but not after the date  identified in the  option  agreement  as the date the  options  expire.  In the  event of the death of an  individual  to whom an option has been granted under the Plan,  while the option is  outstanding,  the option  theretofore  granted to the holder may be  exercised  by a legatee or legatees  of the option  holder,  or by the  personal  representative  or distributees,  at any time within a period of one (1) year after death,  but not after the date  identified  in the option as the date the options expire.

12.      Adjustments upon Changes in Capitalization

         Notwithstanding  any other  provision of the Plan, the option  agreements  may contain such  provisions as the Board shall  determine to be  appropriate  for the adjustment of the number and class of shares subject to each outstanding  option and the  option  prices in the event of  changes  in, or  distributions  with  respect  to, the outstanding  Common Stock by reason of stock  dividends,  recapitalizations,  mergers,  consolidations,  split-ups, combinations  or  exchanges  of  shares,  spin-offs  and the  like,  and,  in the event of any such  change  in, or distribution  with respect to, the outstanding  Common Stock,  the aggregate  number and class of shares  available under the Plan shall be appropriately adjusted by the committee, whose determination shall be conclusive.

                                                         E-5

                                                                                             EXHIBIT 10.1 continued

13.      No Loans to Holders of Options

         Neither  the  Corporation,  nor any of its  subsidiaries,  may  directly or  indirectly  lend money to any individual  for the purpose of assisting the  individual to acquire or carry shares of Common Stock issued upon the exercise of options granted under the Plan.

14. Amendment and Termination

         Unless the Plan shall  theretofore have been terminated as hereinafter  provided,  the Plan will terminate on, and no option will be granted  after  December 17,  2007.  The Plan may be  terminated,  modified or amended by the Board.  No  termination,  modification  or  amendment  of the Plan may,  without the consent of the optionee to whom any option or award shall theretofore have been granted, adversely affect the rights of such optionee.

                                                         E-6